UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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InfuSystem Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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InfuSystem Holdings, Inc.

1551 East Lincoln Avenue, Suite 200

Madison Heights, Michigan 48071

April 24, 2009

Dear InfuSystem Holdings, Inc. Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of the Stockholders of InfuSystem Holdings, Inc., a Delaware corporation. The Annual Meeting will be held on Friday, May 22, 2009, commencing at 1:00 p.m. (local time) at our offices located at 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071. We look forward to meeting with as many of our stockholders as possible. At the Annual Meeting, we will (i) elect eight directors, (ii) act upon a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 and (iii) consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

There will also be a report on our business, and you will have an opportunity to ask questions about the Company.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote your shares using the Internet or a toll-free telephone number, or by completing and returning the enclosed proxy card by mail. Instructions on each of these voting methods are outlined in the enclosed Proxy Statement.

Yours sincerely,

Steve Watkins
Chief Executive Officer

InfuSystem Holdings, Inc.

1551 East Lincoln Avenue, Suite 200

Madison Heights, Michigan 48071

Notice of Annual Meeting of Stockholders

To Be Held on Friday, May 22, 2009

            April 24, 2009

To the Stockholders of InfuSystem Holdings, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of InfuSystem Holdings, Inc., a Delaware corporation, has been called and will be held on Friday, May 22, 2009, commencing at 1:00 p.m. (local time) at the offices of InfuSystem Holdings, Inc., located at 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, for the following purposes:

1.	to elect eight members to the Board of Directors;

2.	to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	to consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record at the close of business on April 17, 2009, will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Janet Skonieczny
Secretary
InfuSystem Holdings, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE USING THE INTERNET OR THE AVAILABLE TOLL-FREE TELEPHONE NUMBER, OR BY RETURNING THE ENCLOSED PROXY CARD.

InfuSystem Holdings, Inc.

1551 East Lincoln Avenue, Suite 200

Madison Heights, Michigan 48071

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of InfuSystem Holdings, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders to be held on Friday, May 22, 2009, and at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying materials are expected to be first sent or given to stockholders of the Company on or about April 24, 2009.

The close of business on April 17, 2009 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) as of the Record Date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On the Record Date, there were 18,537,671 shares of Common Stock outstanding and entitled to vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON FRIDAY, MAY 22, 2009.

The Proxy Statement, the 2008 Annual Report and the directions to the Annual Meeting are available at https://www.sendd.com/EZProxy/?project_id=284.

If your shares are registered directly in your name with the Company’s transfer agent, BNY Mellon Shareowner Services, you are considered the “stockholder of record” of those shares and this Proxy Statement and the accompanying materials are being sent directly to you by the Company.

If you are a stockholder of record (also called a registered stockholder) you can vote your shares in person at the Annual Meeting or you can vote by proxy using the Internet or telephone or by completing and returning the enclosed proxy card. Whichever method you use, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, it should be received by the close of business on May 21, 2009. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and this Proxy Statement and the accompanying materials are being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account.

If you are a beneficial owner of shares held in street name, you are invited to attend the Annual Meeting. However, since you are not a stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote your shares according to the voting instructions that you receive from your broker, bank or nominee. The availability of Internet or telephone voting will depend upon the bank’s, broker’s or nominee’s voting processes.

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by telephone, mail or the Internet or by voting by ballot at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Assuming a quorum is met, each nominee who receives a plurality of the votes of the shares of the Company’s Common Stock present, in person or by proxy at the Annual Meeting, will be elected as a member of the Board of Directors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 will require the affirmative vote of a majority of the shares of the Company’s Common Stock issued and outstanding as of the Record Date that are present in person or by proxy at the Annual Meeting.

With respect to the election of directors, votes may be cast in favor or withheld, and election will be by plurality. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors. You may vote either for or against or abstain from voting on the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and ratification requires a majority of the votes present. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED (I) FOR THE ELECTION OF THE EIGHT NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2010 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND (II) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

Eight directors are to be elected by a plurality of the votes of the shares of the Company’s Common Stock present in person or by proxy at the Annual Meeting to serve until the 2010 Annual Stockholders Meeting and until their successors have been duly elected and qualified.

Information Regarding Nominees to the Board of Directors

The table set forth below lists the names and ages of each of the nominees and the position and office that each nominee currently holds with the Company.

Name	Age	Position
Sean McDevitt	46	Chairman of the Board
Steve Watkins	52	Chief Executive Officer and Director
John Voris	62	Director
Pat LaVecchia	42	Director
Wayne Yetter	63	Director
Jean-Pierre Millon	58	Director
David Dreyer	52	Director
James Freddo, M.D.	54	Director

Sean McDevitt

Sean McDevitt has served as the Company’s Chairman of the Board of Directors since August 2005. Mr. McDevitt is a founding principal, and since 2007 has been a Managing Director of, Maren Group, an investment banking firm which provides mergers and acquisitions advisory services in the healthcare and technology sectors. Prior to joining Maren Group, Mr. McDevitt was a Managing Director of FTN Midwest Securities Corp. from September 2004 to January 2007. In 1999, Mr. McDevitt co-founded Alterity Partners, a boutique investment bank which provided capital markets and merger and acquisition advisory services to high growth companies. Alterity Partners was acquired by FTN Midwest Securities Corp. in September 2004. Mr. McDevitt was formerly a senior investment banker at Goldman Sachs & Company from 1995 through 1999 where he led deal teams in a variety of technology and healthcare/biopharmaceutical transactions, including mergers and acquisitions, divestitures and initial public offerings. Prior to Goldman Sachs & Company, Mr. McDevitt worked in sales and marketing at Pfizer Inc. from 1991 until 1994. He was a Captain in the U.S. Army Rangers and was decorated for combat in the Panama invasion. He is a member of the Council on Foreign Relations. Mr. McDevitt received his B.S. in Computer Science and Electrical Engineering from the U.S. Military Academy at West Point and an M.B.A. from Harvard Business School.

Steve Watkins

Steve Watkins has served as the Company’s Chief Executive Officer and a member of the Company’s Board of Directors since October 2007. Mr. Watkins has served as the President of InfuSystem, Inc., the Company’s wholly-owned subsidiary, since 1998. Mr. Watkins was a founding principal of Venture Medical, a predecessor company to InfuSystem, Inc., which commenced business operations in 1988. From 1993 until 1994, Mr. Watkins was President of Medical Reimbursement Solutions, a third-party billing company that formatted and transmitted billing claims on behalf of infusion centers, physicians and hospitals. From 1991 until 1999, Mr. Watkins was President of Nova Healthcare Industries, a manufacturer and designer of speculum sheath protectors used in gynecologic procedures. From 1991 until 1999, Mr. Watkins was also an officer and treasurer of InfuSystem Pharmacy Services, a provider of specialty pharmacy drugs, nursing and compound solutions to infusion centers, physicians and patients. From 1986 until 1988, Mr. Watkins was Vice President of Aventric Medical, Inc., a Midwest distributor of high-tech equipment such as pacemakers, cardiac imaging devices and drug delivery systems. Mr. Watkins is certified and registered as a Nuclear Medicine Technologist with the American Registry of Radiologic Technologists, an institution approved by the American Medical Association. Mr. Watkins holds an Associate of Arts Degree from Macomb Community College.

John Voris

John Voris has been a member of the Company’s Board of Directors since September 2005. Mr. Voris served as the Company’s Chief Executive Officer from September 2005 until October 2007. From August 2004 to July 2005, Mr. Voris was Chairman of Epocrates, Inc., a software company providing clinical information to healthcare professionals at the point of care. Mr. Voris retired from his position at Epocrates in July 2005 and did not accept another position until becoming the Company’s Chief Executive Officer and a member of the Board of Directors in September 2005. He was President and Chief Executive Officer of Epocrates from June 2000 until July 2004. Prior to Epocrates, Mr. Voris was Executive Vice President of PCS Health Systems from 1995 until 2000. During his tenure at PCS Health Systems, PCS Health Systems was a subsidiary of Eli Lilly from 1994 until 1999 and then of Rite Aid Pharmacies from 1999 until 2000. While at PCS, Mr. Voris had responsibility for all call centers, mail order pharmacies, sales and marketing of PBM services, product development and industry relations. Prior to PCS, Mr. Voris was with Eli Lilly from 1973 until 1995. Mr. Voris was Executive Director of the Infectious Disease Business Unit from 1993 until 1995, where he was responsible for world wide sales and marketing of a large portfolio of existing and development-stage anti-infectives. From 1988 until 1992, Mr. Voris was based in London as Director of Marketing for Europe, Middle East and Africa, where he had responsibility for sales, marketing and product development for the entire portfolio of Lilly pharmaceutical products. Prior to these positions, he held a variety of positions in sales, marketing, market research and business development. Mr. Voris received his M.B.A. and B.S. from the Kelley School of Business, Indiana University. Mr. Voris currently serves on the Board of Directors of Epocrates, Inc. and Regenesis Biomedical.

Pat LaVecchia

Pat LaVecchia has been a member of the Company’s Board of Directors since September 2005. Mr. LaVecchia served as the Company’s secretary from September 2005 to November 2007. Mr. LaVecchia has been a Managing Partner of LaVecchia Capital LLC, a merchant banking and investment firm, since 2007 and has over 19 years of experience on Wall Street. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major Wall Street firms including: Managing Director and Head of the Private Equity Placement Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005) and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). He was also at Hawk Holdings, a strategic venture capital firm from 2000 until 2001. Mr. LaVecchia received his B.A., magna cum laude (and elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. Mr. LaVecchia currently serves as a board member of Technology Innovator Acquisition Ltd., a privately owned blank check company. Mr. LaVecchia sits on several advisory boards including as special advisor to the Chairman of China Energy Partners, Inc. (a privately owned blank check company), special advisor to the board of directors of Vietnam Lotus Holdings, Ltd. (a privately owned blank check company) and currently serves on a non-profit board.

Wayne Yetter

Wayne Yetter has served a member of the Company’s Board of Directors since September 2005. Mr. Yetter served as Chief Executive Officer of Verispan, LLC, a healthcare information company founded by Quintiles

Transnational Corp. and McKesson Corp, from September 2005 to August 2008. From November 2004 through September 2005, Mr. Yetter served as President and Chief Executive Officer of Odyssey Pharmaceuticals, Inc. to assist Odyssey’s parent, PLIVA d.d., implement its strategy to exit the proprietary pharmaceutical business. Mr. Yetter has built and led a variety of multi-million dollar businesses and pharmaceutical operations for some of the largest companies in the world. After serving in Vietnam, Mr. Yetter began his career in the pharmaceuticals industry in 1970 as a sales representative for Pfizer. From Pfizer, he joined Merck & Co in 1977, where he led the Marketing Operations Group and then became President of the Asia Pacific region before starting the new company, Astra Merck, in 1991 as President and Chief Executive Officer. Under his leadership, Astra Merck’s product, Prilosec, grew to be the #1 pharmaceutical product in the United States at the time. Mr. Yetter then joined Novartis Pharmaceuticals in 1997, where he was President and Chief Executive Officer of the United States pharmaceutical business. In 1999, he joined IMS and later led its spinout company, Synavant, where he was Chairman and Chief Executive Officer for three years before Synavant merged with Dendrite International in 2003. Following the merger, Mr. Yetter founded and has acted as principal of BioPharm Advisory LLC since September 2003. He also served as an advisor to Alterity Partners from 2003 until 2004. Mr. Yetter was formerly Chairman of the Board for Transkaryotic Therapies Inc., which was acquired by Shire Pharmaceuticals and lead independent director of Matria Healthcare which was acquired by Inverness Medical Innovations. Mr. Yetter currently serves on the Board of Directors of EpiCept Corporation (NASDAQ: EPCT), Synvista Therapeutics, Inc. (AMEX: SYI) and as Chairman of the Board of Noven Pharmaceuticals, Inc. (NASDAQ: NOVN).

Jean-Pierre Millon

Jean-Pierre Millon has served as a member of the Company’s Board of Directors since September 2005. Mr. Millon is a co-founder of BLS, LLC, a consulting and investing entity based in Indianapolis and established in 2002. Mr. Millon served as a consultant to AdvancePCS, successor entity to PCS Health Systems, from October 2000 to June 2002. Until September 2000, Mr. Millon was President and Chief Executive Officer of PCS Health Systems, one of the country’s largest pharmacy benefit managers. Prior to joining PCS in 1995, Mr. Millon was an executive with Eli Lilly and Co., PCS’ former parent company. His career with Lilly, started in 1976, spanned two decades and was highlighted by leadership positions in the United States, the Orient, Europe and the Caribbean Basin. Most recently, Mr. Millon served as President and General Manager of Lilly Japan, K.K. and Vice President of the Lilly pharmaceutical division in Kobe, Japan from 1992 until 1995. Mr. Millon was an advisory board member with Care Capital LLC, a healthcare venture fund from 2001 through 2003. Mr. Millon also serves on the Board of Directors of CVS/Caremark Corporation (NYSE: CVS), Cypress Bioscience, Inc. (NASDAQ: CYPB), Prometheus Laboratories Inc., Medical Present Value, Inc. and HSI, Inc.

David Dreyer

David Dreyer has been a member of the Company’s Board of Directors since April 2008. Mr. Dreyer has served as Chief Financial Officer and Chief Accounting Officer of AMN Healthcare Services, Inc. (NYSE: AHS) since September 2004, and Treasurer since 2006. During Mr. Dreyer’s tenure, AMN has grown to become the leader in healthcare staffing for physicans, travel nurses, and allied travel, doubling its revenue to $1.2 billion in 4 years. From 1997 through 2004, Mr. Dreyer served as Chief Financial Officer and Chief Accounting Officer of Sicor, Inc., a manufacturer of complex pharmaceuticals with operations in the United States, Italy, Mexico, Lithuania, China and Switzerland, which was acquired by Teva Pharmaceutical Limited. Prior to joining Sicor, Mr. Dreyer served in related senior financial management positions within the pharmaceutical industry, working for Elan Corporation plc, Athena Neurosciences and Syntex. Mr. Dreyer is a Certified Public Accountant in California.

James Freddo, M.D.

James Freddo, M.D. has been a member of the Company’s Board of Directors since April 2008. Dr. Freddo has served as Chief Medical Officer of Anadys Pharmaceuticals, Inc. (NASDAQ: ANDS) since July 2006. Prior to joining Anadys Pharmaceuticals, Dr. Freddo served as Vice President, Clinical Site Head and Development

Site Head, Pfizer Global Research and Development, La Jolla from August 2005 until July 2006. From June 2002 until August 2005, Dr. Freddo served as Executive Director, Site Therapeutic Area Leader, Clinical Development, Oncology at Pfizer, Inc. While at Pfizer, Dr. Freddo led the team responsible for the registration of Sutent® (sunitinib malate), a drug approved by the U.S. Food and Drug Administration in January 2006 for the treatment of advanced kidney cancer and gastrointestinal stromal tumors. Prior to joining Pfizer, Dr. Freddo held a variety of senior management positions at Wyeth-Ayerst Research from December 1996 until June 2002, including Senior Director, Oncology, Senior Director, Infectious Diseases, and Senior Director, Transplantation Immunology. Dr. Freddo holds a B.S degree in Medical Technology from the State University of New York at Stony Brook and a M.D. degree from the University of North Carolina, where he also completed his fellowship training.

Director Independence

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the Nasdaq Stock Market (“Nasdaq”). Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Jean-Pierre Millon, Wayne Yetter, Pat LaVecchia, David Dreyer and James Freddo, M.D. have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of Nasdaq’s director independence standards and Audit Committee independence standards, as currently in effect. Sean McDevitt, the Chairman of the Board, Steve Watkins, the Company’s Chief Executive Officer and John Voris, the Company’s Chief Executive Officer through October 2007 are not considered independent in accordance with Nasdaq’s requirements.

Required Vote

In order to be elected to the Board of Directors, each nominee must receive a plurality of the votes of the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting. Stockholders may only vote for or withhold their votes for the election of the nominees to the Board of Directors. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ELECT SEAN MCDEVITT, STEVE WATKINS, JOHN VORIS, PAT LAVECCHIA, JEAN-PIERRE MILLON, WAYNE YETTER, DAVID DREYER AND JAMES FREDDO, M.D. AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2010 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Board of Directors and Committees of the Board of Directors

The Board of Directors has responsibility for the overall governance of the Company. The Board of Directors held a total of six meetings and took action by unanimous written consent on three occasions during the fiscal year ended December 31, 2008. Each incumbent director attended at least 75% of the meetings held by the Board of Directors. In addition to regularly scheduled meetings, the directors discharge their responsibilities through telephonic and other communications with each other and the executive officers. Sean McDevitt and Steve Watkins attended the 2008 Annual Stockholders Meeting.

The Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee, each of which reports to the Board of Directors.

Audit Committee

The Audit Committee is composed entirely of independent directors. The following individuals are members of the Audit Committee: David Dreyer, Jean-Pierre Millon and Wayne Yetter. Mr. Dreyer is the Chairman of the Audit Committee. The Audit Committee is responsible for meeting with the Company’s independent registered public accounting firm regarding, among other issues, audits and adequacy of the Company’s accounting and control systems. The Audit Committee held eight meetings during the fiscal year ended December 31, 2008. Each member of the Audit Committee attended at least 75% of the meetings.

The Board of Directors has determined that Mr. Dreyer qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on the Company’s website at www.infusystem.com.

Nominating and Governance Committee

The following individuals are members of the Nominating and Governance Committee (the “Nominating Committee”): Wayne Yetter, John Voris and Pat LaVecchia. Wayne Yetter is the Chairman of the Nominating Committee. The Nominating Committee does not have a charter.

The Nominating Committee identifies nominees for election to the Board by first evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board of Directors does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will consider all qualified director candidates identified by members of the Nominating Committee, by senior management and stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Nominating Committee may do so by submitting the candidate’s name, résumé and biographical information care of InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, Attn: Secretary, no later than the deadline for submission of stockholder proposals set forth under the section of this Proxy Statement entitled “Stockholder Proposals for the 2010 Annual Meeting.” All proposals for nomination received by the Secretary will be presented to the Nominating Committee for consideration.

The Nominating Committee reviews each director candidate’s biographical information and assesses each candidate’s independence, skills and expertise based on a variety of factors, including the following criteria:

•	Whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards.

•

Whether the candidate has had broad business, governmental, non-profit or professional experience that indicates that the candidate will be able to make a significant and immediate contribution to the Board of Directors’ discussion and decision-making.

•	Whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors requires the exercise of judgment by members of the Nominating Committee and cannot be measured in a quantitative way.

The Board of Directors established the Nominating Committee in December 2008. The Nominating Committee did not meet or take action by written consent during the fiscal year ended December 31, 2008. Prior to the Board’s establishment of the Nominating Committee, the entire Board of Directors carried out the duties typically associated with a nominating and governance committee. Neither the Board of Directors nor the Nominating Committee received any nominees from stockholders for election to the Board at the 2009 Annual Stockholders Meeting.

Compensation Committee

The following individuals are members of the Compensation Committee: John Voris, Pat LaVecchia and James Freddo. John Voris is the Chairman of the Compensation Committee. The Compensation Committee does not have a charter. The Compensation Committee is responsible for approving the salaries, bonuses and other compensation and benefits of executive officers and administering the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan.

The Board of Directors established the Compensation Committee in December 2008. The Compensation Committee did not meet or take action by written consent during the fiscal year ended December 31, 2008. Prior to the Board’s establishment of the Compensation Committee, the entire Board of Directors carried out the duties typically associated with a compensation committee.

Board Observation Rights

Pursuant to the terms of a Board Representation Agreement entered into by the Company and Great Point Partners, LLC (“Great Point”) effective October 12, 2007, Great Point has the right to participate as an observer at each meeting of the Board of Directors and any committee thereof provided that Great Point and any of its affiliated funds owns at least 10% of the Company’s outstanding common stock entitled to vote for the election of directors.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons care of InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, Attn: Secretary. All communications will be compiled by the Secretary and submitted to the addressee.

Directors’ Compensation

The following table sets forth the compensation for the Company’s non-employee directors for the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($) (1)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sean McDevitt	90,000	(2)	46,825	(6)	—	—	—	—	136,825
John Voris	50,000		26,014	(7)					76,014
Pat LaVecchia	50,000		26,014	(7)	—	—	—	—	76,014
Wayne Yetter	54,000	(3)	26,014	(7)	—	—	—	—	80,014
Jean-Pierre Millon	54,000	(3)	26,014	(7)	—	—	—	—	80,014
David Dreyer	38,667	(4)	52,027	(8)	—	—	—	—	90,694
James Freddo, M.D.	33,333	(5)	52,027	(8)	—	—	—	—	85,360

(1)	The Company’s directors receive $50,000 per year in connection with their services as members of the Board of Directors.
(2)	Includes $40,000 paid to Sean McDevitt in connection with his services as Chairman of the Board of Directors during the fiscal year ended December 31, 2008.
(3)	Includes $4,000 paid to each of Wayne Yetter and Jean-Pierre Millon in connection with their services as members of the Audit Committee during the fiscal year ended December 31, 2008.

(4)	The Company paid David Dreyer $33,333 in fees in connection with his services as a member of the Board of Directors, which represents the $50,000 in fees paid to all directors for the fiscal year ended December 31, 2008 prorated from April 22, 2008, the date that Mr. Dreyer commenced his services as a director, until December 31, 2008. Mr. Dreyer also received $5,334 in fees in connection with his services as Chairman of the Audit Committee, which amount represents the $8,000 fee payable to the Chairman of the Audit Committee for the fiscal year ended December 31, 2008 prorated from April 22, 2008, the date that Mr. Dreyer became Chairman of the Audit Committee, until December 31, 2008.
(5)	The Company paid James Freddo, M.D. $33,333 in fees in connection with his services as a member of the Board of Directors, which represents the $50,000 in fees paid to all directors prorated from April 22, 2008, the date that Dr. Freddo commenced his services as a director, until December 31, 2008.
(6)	On June 3, 2008, Sean McDevitt was granted 36,000 restricted shares of Common Stock, 50% of such shares to vest on the one year anniversary of the date of grant and the remainder to vest on the two year anniversary of the date of grant through which Mr. McDevitt remains a member of the Company’s Board of Directors. Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123R.
(7)	On June 3, 2008, each of John Voris, Pat LaVecchia, Wayne Yetter and Jean-Pierre Millon were granted 20,000 restricted shares of Common Stock, 50% of such shares to vest on the one year anniversary of the date of grant and the remainder to vest on the two year anniversary of the date of grant through which Messrs. Voris, LaVecchia, Yetter and Millon remain members of the Company’s Board of Directors. Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123R.
(8)	One June 3, 2008, each of David Dreyer and James Freddo M.D. were granted 40,000 restricted shares of Common Stock, 50% of such shares to vest on the one year anniversary of the date of grant and the remainder to vest on the two year anniversary of the date of grant through which Mr. Dreyer and Dr. Freddo remain members of the Company’s Board of Directors. Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 in accordance with FAS 123R.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors have selected Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2009. The Board of Directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice.

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 will require the affirmative vote of the majority of the shares of the Company’s Common Stock issued and outstanding as of the Record Date that are present in person or by proxy at the Annual Meeting.

In the event that the stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider its selection of audit firms, but may decide not to change its selection. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the Company’s stockholders best interest.

Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

Please see “Independent Auditors’ Fees” on page 27 for a discussion of the fees paid by the Company to Deloitte & Touche LLP for the fiscal years ended December 31, 2008 and December 31, 2007.

Required Vote

To be approved by the stockholders, the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 must receive the affirmative vote of a majority of the shares of the Company’s Common Stock issued and outstanding as of the Record Date that are present in person or by proxy at the Annual Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. A failure to vote by not returning a signed proxy will have no effect on the outcome of the proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

EXECUTIVE OFFICERS

The Company’s executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors. Set forth below are the names and certain biographical information regarding the Company’s executive officers as of April 17, 2009.

Name	Age	Position
Steve Watkins	52	Chief Executive Officer
Sean Whelan	38	Chief Financial Officer

See “Proposal 1—Election of Directors” for biographical information regarding Mr. Watkins.

Sean Whelan, CPA

Sean Whelan has served as the Company’s Chief Financial Officer since November 2007. Prior to joining the Company, Mr. Whelan held senior finance positions with Ford Motor Company since 1996. From 2005 to 2007, Mr. Whelan served as accounting director for Automotive Components Holdings, LLC, a subsidiary of Ford Motor Company, where he had direct oversight, financial and divestiture responsibility for the $5 billion entity. During 2005, he led the due diligence effort and overall acquisition accounting pertaining to Ford’s acquisition of Visteon’s 24 North American facilities. From 2003 to 2005, Mr. Whelan also held senior treasury roles at Ford Motor Company, where he was responsible for managing the interest rate risk and funding strategy for Ford Credit, with over $150 billion in assets. Prior to joining Ford Motor Company, Mr. Whelan was employed as a senior auditor for Deloitte & Touche LLP from 1992 to 1995. Mr. Whelan has a Bachelor of Business Administration degree and a Master of Accounting degree, both from the University of Michigan Ross School of Business. Mr. Whelan received his CPA certificate in 1995 and his Certified Internal Auditor certificate in 1996.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Exchange Act with management and, based on such review and discussions, has approved the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

Sean McDevitt

Steve Watkins

John Voris

Pat LaVecchia

Wayne Yetter

Jean-Pierre Millon

David Dreyer

James Freddo, M.D.

Compensation Discussion and Analysis

The Company’s Board of Directors believes that the success of the Company is largely based on the performance and skills of its executive officers. Therefore, when determining executive compensation, the Board of Directors focuses on the concepts of rewarding executive performance and retaining and attracting top executive talent. The Company’s principal objectives with respect to executive compensation are to encourage strong executive leadership and provide value to the Company’s stockholders. The Board of Directors is responsible for approving the salaries, bonuses and other compensation and benefits of executive officers and administering the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan. The Company has entered into employment agreements with Steve Watkins, the Company’s Chief Executive Officer and Sean Whelan, the Company’s Chief Financial Officer. Please see “Employment Agreement with Steve Watkins” and “Employment Agreement with Sean Whelan” for a discussion and terms of the terms and conditions of the employment agreements.

Elements of Compensation

Base Salary

The Board of Directors seeks to establish base salaries for the Company’s executive officers at levels that are competitive with base salary compensation paid to executive officers with similar responsibilities at other healthcare services companies comparable in size and annual revenues. The Board of Directors reviews base salary levels annually and may adjust base salaries based on factors such as the Company’s overall business performance, the scope of the executive officer’s responsibilities, performance of the executive officer during the prior fiscal year, the executive officer’s experience and the competitive marketplace.

Non-Equity Incentive Plan Compensation

Bonus awards are intended to focus the efforts of our executive officers on the attainment of the Company’s business objectives. The Company has entered into employment agreements with Steve Watkins, the Company’s Chief Executive Officer and Sean Whelan, the Company’s Chief Financial Officer, which provide that Messrs. Watkins and Whelan may be eligible for the receipt of cash bonus awards provided that certain pre-established performance goals are met. Additionally, the Board of Directors may grant bonuses and other awards under non-equity compensation plans to executive officers at its own discretion.

Stock-Based Compensation

The Company has adopted the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan. The objective of the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan is to encourage a level of ownership in the Company by executive officers and employees and to align their interests with those of the Company’s stockholders.

Benefits

The Company maintains group health, disability and life insurance for its executive officers and employees. Additionally, the Company maintains a matching 401(k) plan in which both executive officers and other employees are entitled to participate.

Compensation Committee Interlocks and Insider Participation

The Company’s Board of Directors performs the duties typically delegated to a compensation committee. Executive compensation is determined by the Compensation Committee of the Company’s Board of Directors.

During the fiscal year ended December 31, 2008, none of the Company’s executive officers served at any time on the board of directors or compensation committee of any other entity one of whose executive officers served on the Company’s Board of Directors.

Summary Compensation Table

The following table sets forth the compensation of the executive officers of the Company for the fiscal years ended December 31, 2008 and 2007.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (6)	Option Awards ($) (6)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)		Total ($)
Steve Watkins	2008	300,000	(1)	—		390,110	135,040	75,000	—	13,394	(7)	913,544
Chief Executive Officer	2007	54,000	(2)	—		—	—	—	—	2,387	(8)	56,387

Sean Whelan	2008	200,000	(3)	—		146,291	—	45,000	—	16,687	(9)	407,978
Chief Financial Officer	2007	28,000	(4)	53,008	(5)	—	—	—	—	2,139	(10)	83,147

(1)	Pursuant to the terms of his employment agreement with the Company described below, Steve Watkins is entitled to receive an annual base salary of $300,000 per year.
(2)	The Company paid Steve Watkins $54,000 in salary for the fiscal year ended December 31, 2007, which represents his $300,000 base salary prorated from October 25, 2007, the date Mr. Watkins commenced his services as the Company’s Chief Executive Officer, to December 31, 2007.
(3)	Pursuant to the terms of his employment agreement with the Company described below, Sean Whelan is entitled to receive an annual base salary of $200,000 per year.
(4)	The Company paid Mr. Whelan $28,000 in salary for the fiscal year ended December 31, 2007, which represents his $200,000 base salary prorated from November 12, 2007, the date Mr. Whelan commenced his services as the Company’s Chief Financial Officer, to December 31, 2007.
(5)	Pursuant to the terms of his employment agreement with the Company, Sean Whelan earned and was paid a one time starting bonus of $53,008.
(6)

Included in the “Stock Awards” and “Option Awards” columns are the amounts of compensation expense recognized by the Company in the fiscal year ended December 31, 2008 related to restricted stock awards and stock option awards granted during such year in accordance with FAS 123R. For a discussion of the assumptions used in calculating the expense, see Notes 2 and 11 of the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(7)	Includes $1,980 in matching contributions to 401(k) plan and $11,414 payments made in connection with car and gas allowance.
(8)	Represents payments made in connection with car allowance
(9)	Includes $2,335 in matching contributions to 401(k) plan and $14,352 payments made in connection with car and gas allowance.
(10)	Represents payments made in connection with a car allowance.

Grant of Plan Based Awards

The following table sets forth each grant of an award made to a named executive officer for the fiscal year ended December 31, 2008 under the InfuSystem Holdings, Inc. 2007 Stock Incentive Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Under- lying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Steve Watkins	May 6, 2008	May 1, 2008	—	—	—	—	—	—	200,000	—	—	2.90
	May 6, 2008	May 1, 2008	—	—	—	—	—	—		300,000	2.90	1.32
Sean Whelan	May 6, 2008	May 1, 2008	—	—	—	—	—	—	75,000	—	—	2.90

(1)	This column shows restricted shares of Common Stock granted to the Company’s named executive officers during the fiscal year ended December 31, 2008. 25% of the restricted share vested on the date of grant, or May 6, 2008, 25% of the restricted shares vested November 12, 2008 and the remainder of the restricted shares will vest in equal installments on November 12, 2009 and November 12, 2010. The shares are subject to forfeiture under certain conditions as detailed below under the heading “Potential Payments Upon Termination or Change in Control.”
(2)	This column shows stock options granted to the Company’s named executive officers during the fiscal year ended December 31, 2008. Each option is exercisable for one share of Common Stock and has an exercise price of $2.90, equal to the closing price of the Common Stock as quoted by the OTC Bulletin Board, on May 6, 2008, the grant date. 25% of the options vest on the anniversary of the grant date, or May 6, 2009, the remainder of the options vest in equal installments on May 6, 2010, May 6, 2011 and May 6, 2012. The options expire after ten years. The options are subject to forfeiture under certain conditions as detailed below under the heading “Potential Payments Upon Termination or Change in Control.”
(3)	This column shows the grant date fair values of restricted shares of Common Stock and stock options awarded on May 6, 2008, as estimated for financial reporting purposes. The amounts reflect the accounting expense for these awards and do not correspond to actual value that may be recognized by such persons with respect to these awards.

Outstanding Equity Awards at Fiscal Year End

The following table shows all unexercised options, stock that has not vested and stock incentive plan awards for each of the named executive officers as of December 31, 2008.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steve Watkins	—	300,000	(1)	—	$2.90	May 6, 2018	100,000	(2)	$235,000	—	—
Sean Whelan	—	—		—	—	—	37,500	(4)	$88,125	—	—

(1)	Steve Watkins received a grant of 300,000 stock options on May 6, 2008. Each option is exercisable for one share of Common Stock. 25% of the stock options vest one year from the date of grant, or May 6, 2009, with an additional 25% of the stock options to vest on May 6, 2010, Mary 6, 2011 and May 6, 2012. The options expire after ten years. The options are subject to forfeiture under certain conditions as detailed below under the heading “Potential Payments Upon Termination or Change in Control.”
(2)	Steve Watkins received a grant of 200,000 restricted shares of Common Stock on May 6, 2008. 25% of the restricted shares vested on the grant date and 25% vested on November 12, 2008. The remainder of the restricted shares vest in equal increments on November 12, 2009 and November 12, 2010. The restricted shares are subject to forfeiture under certain conditions as detailed below under the heading “Potential Payments Upon Termination or Change in Control.”
(3)	Represents unvested restricted shares of Common Stock multiplied by $2.35, the closing price of the Company’s Common Stock on December 31, 2008, as quoted by the OTC Bulletin Board.
(4)	Sean Whelan received a grant of 75,000 restricted shares of Common Stock on May 6, 2008. 25% of the restricted shares vested on the grant date and 25% vested on November 12, 2008. The remainder of the restricted shares vest in equal increments on November 12, 2009 and November 12, 2010. The restricted shares are subject to forfeiture under certain conditions as detailed below under the heading “Potential Payments Upon Termination or Change in Control.”

Option Exercises and Stock Vested

The following table shows the amounts received upon exercise of stock options or vesting of restricted stock granted during the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (2)
Steve Watkins	—	—	100,000	$250,000
Sean Whelan	—	—	37,500	$93,750

(1)	The Company granted 200,000 and 75,000 restricted shares of Common Stock to Steve Watkins and Sean Whelan, respectively, on May 6, 2008. 25% of the restricted shares vested on the grant date and 25% vested on November 12, 2008. The remainder of the restricted shares vest in equal increments on November 12, 2009 and November 12, 2010. The restricted shares are subject to forfeiture under certain conditions as detailed below under the heading “Potential Payments Upon Termination or Change in Control.”
(2)	Based upon the $2.90 closing price of the Company’s Common Stock on May 6, 2008 and the $2.10 closing price of the Company’s Common Stock on November 12, 2008, as quoted by the OTC Bulletin Board.

Potential Payments Upon Termination or Change in Control

The following tables set forth information regarding the payments that would be received by each of Steve Watkins and Sean Whelan as provided for in their existing employment agreements with the Company in the event that their employment is terminated or the Company undergoes a change in control.

Steve Watkins

Benefit	Termination by Mr. Watkins for any reason, by the Company for cause or by the Company upon Mr. Watkins’ death or disability	Termination by the Company without cause		Change in Control
Severance	All annual base salary, vacation and benefits accrued but unpaid as of the date of termination.	$600,000	(1)	$0
Bonus	Bonus accrued but unpaid as of the date of termination.		(2)	$0
Restricted Stock	Vested portion of 200,000 shares of restricted Common Stock		(3)		(5)
Stock Option	Vested portion of option to purchase 300,000 shares of Common Stock		(4)		(6)

(1)	Steve Watkins will be entitled to receive for a period of two years following the date of termination continued payment of his annual base salary of $300,000 in addition to (i) all annual base salary, vacation and other compensation accrued but unpaid as of the date of termination, and (ii) any bonus award earned in respect of the immediately preceding calendar year but not yet paid as of the date of termination.
(2)	Pro-rata award of the $150,000 bonus payable for year of termination, calculated assuming achievement of target level of performance within pre-established performance range.
(3)	Pro-rata vesting of 200,000 shares of restricted Common Stock based upon services performed by Mr. Watkins during year of termination.
(4)	Pro-rata vesting of option to purchase 300,000 shares of Common Stock based upon services performed by Mr. Watkins during year of termination.
(5)	Any unvested portion of 200,000 shares of restricted Common Stock vest immediately.
(6)	Any unvested portion of option to purchase 300,000 shares of Common Stock vests immediately.

Sean Whelan

Benefit	Termination by Mr. Whelan for any reason, by the Company for cause or by the Company upon Mr. Whelan’s death or disability	Termination by the Company without cause		Change in Control
Severance	All annual base salary, vacation and benefits accrued but unpaid as of the date of termination.	$400,000	(1)	$0
Bonus	Bonus accrued but unpaid as of the date of termination.		(2)	$0
Restricted Stock	Vested portion of 75,000 shares of restricted Common Stock		(3)		(4)

(1)	Sean Whelan will be entitled to receive for a period of two years following the date of termination continued payment of his annual base salary of $200,000 in addition to (i) all annual base salary, vacation and other compensation accrued but unpaid as of the date of termination, and (ii) any bonus award earned in respect of the immediately preceding calendar year but not yet paid as of the date of termination.
(2)	Pro-rata award of the $75,000 bonus payable for year of termination, calculated assuming achievement of target level of performance within pre-established performance range.
(3)	Pro rata vesting of 75,000 shares of restricted Common Stock based upon services performed by Mr. Whelan during year of termination.
(4)	Any unvested portion of 75,000 restricted shares of Common Stock vest immediately.

Employment Agreement with Steve Watkins

The Company entered into an at will employment agreement with Steve Watkins effective November 12, 2007 in connection with his position as Chief Executive Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Watkins receives a base annual salary of $300,000. He is also entitled to a bonus of up to $150,000 in the event that certain performance goals, pre-established by the Company, are met. Mr. Watkins earned a bonus in the amount of $75,000 for his services during the fiscal year ended December 31, 2008. Pursuant to the terms of the employment agreement, Mr. Watkins received a grant of 200,000 shares of the Company’s Common Stock under the InfuSystem Holdings, Inc. 2007 Incentive Compensation Plan during the fiscal year ended December 31, 2008. The Company also granted Mr. Watkins an option to purchase 300,000 shares of Common Stock during the fiscal year ended December 31, 2008. Both the restricted shares and the stock option are subject to forfeiture under certain conditions as described above.

Employment Agreement with Sean Whelan

The Company entered into an at will employment agreement with Sean Whelan effective November 12, 2007 in connection with his position as Chief Financial Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Whelan receives a base annual salary of $200,000. He is also entitled to a bonus of up to $75,000 in the event that certain performance goals, pre-established by the Company, are met. Mr. Whelan earned a bonus in the amount of $45,000 for his services during the fiscal year ended December 31, 2008. Pursuant to the terms of the employment agreement, Mr. Whelan received a grant of 75,000 shares of the Company’s Common Stock under the InfuSystem Holdings, Inc. 2007 Incentive Compensation Plan during the fiscal year ended December 31, 2008. Mr. Whelan received a one time starting bonus of $53,008 during the fiscal year ended December 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 17, 2009, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•

each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•	each of the Company’s officers and directors; and

•	all of the Company’s officers and directors as a group.

Name of Beneficial Owners	Number of Shares	Percent**
Great Point Partners, LLC (1)	4,500,000	24%
Jeffrey R. Jay, M.D. (1)	4,500,000	24%
David R. Kroin (1)	4,500,000	24%
Wellington Management Company LLP (2)	3,994,773	22%
Steve Tannenbaum (3)	3,974,057	19%
Greenwood Investments, Inc. (3)	3,974,057	19%
I-Flow Corporation (4)	2,789,203	15%
FMR LLC (5)	2,668,300	14%
Edward C. Johnson (5)	2,668,300	14%
Biomedical Value Fund, L.P. (1)	2,430,000	13%
Kleinheinz Capital Partners, Inc. (6)	2,072,480	11%
Kleinheinz Capital Partners LDC (6)	2,072,480	11%
John Kleinheinz (6)	2,072,480	11%
Biomedical Offshore Value Fund, Ltd. (1)	2,070,000	11%
Pine River Capital Management L.P. (7)	1,727,500	9%
Brian Taylor (7)	1,727,500	9%
FTN Capital Markets Corp. (8)	1,671,946	9%
Nisswa Master Fund Ltd. (7)	1,462,500	8%
Ionic Capital Management LLC (9)	1,272,694	7%
Ionic Capital Master Fund Ltd. (9)	1,272,694	7%
Ionic Capital Partners LP (9)	1,272,694	7%
Sowood Capital Management LP (10)	1,128,100	6%
Sowood Capital Management LLC (10)	1,128,100	6%
Sean McDevitt (11)	2,450,902	12%
Steve Watkins (12)	144,200	*
Pat LaVecchia (13)	267,091	1%
John Voris (14)	492,777	3%
Wayne Yetter (15)	339,092	2%
Jean-Pierre Millon (16)	309,950	2%
David C. Dreyer (17)	20,000	*
James L. Freddo (18)	20,000	*
Sean Whelan (19)	25,950	*
All directors and officers as a group (9 individuals) (20)	4,069,962	20%

*	Less than 1%
**

Based on 18,537,671 shares of Common Stock outstanding as of April 17, 2009. Shares of Common Stock subject to warrants and options that are currently exercisable or exercisable within 60 days of April 17, 2009 as well as shares of restricted stock which vest within 60 days of April 17, 2009 are deemed outstanding in addition to the 18,537,671 shares of Common Stock deemed outstanding as of April 17, 2009 for purposes of computing the percentage ownership of the person holding the warrants or options or the person whose shares will vest, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(1)	Derived from Amendment No. 1 to Schedule 13D filed on December 5, 2007, by Great Point Partners, LLC, Jeffrey R. Jay, M.D. Mr. David Kroin, Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. Biomedical Value Fund, L.P. holds shared voting control and investment control with respect to 2,430,000 shares of Common Stock. Biomedical Value Offshore Value Fund, Ltd. holds shared voting control and investment control with respect to 2,070,000 shares of Common Stock. Great Point Partners, LLC is the investment manager of each of Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. Jeffrey R. Jay, M.D. is a senior managing member of Great Point Partners, LLC and Mr. David Kroin is a special managing member of Great Point Partners, LLC. Great Point Partners, LLC, Jeffrey R. Jay, M.D. and Mr. David Kroin share investment control and voting control with respect to 4,500,000 shares of Common Stock. The business address of each of Great Point Partners, LLC, Jeffrey R. Jay, M.D., Mr. David Kroin and Biomedical Value Fund, L.P. is 165 Mason Street, 3rd Floor, Greenwich, Connecticut 06830. The business address of Biomedical Offshore Value Fund, Ltd is P.O. Box 1748 GT, Cayman Corporate Centre, 27 Hospital Road, Georgetown, Grand Cayman, Cayman Islands CJ08.
(2)	Derived from Amendment No. 3 to a Schedule 13G filed on February 17, 2009 by Wellington Management Company, LLP. Wellington Management Company, LLP, in its capacity as an investment advisor, may be deemed to beneficially own 3,994,773 shares of Common Stock which are held of record by clients of Wellington Management Company, LLP. Wellington Management Company, LLP has shared voting control over 2,370,120 shares of Common Stock and shared investment control over 3,994,773 shares of Common Stock. Robert J. Toner is the Vice President of Wellington Management Company, LLP. The business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109
(3)	Derived from a Schedule 13G filed on February 19, 2009 by Steve Tannenbaum, Greenwood Investments, Inc., (“Greenwood Investments”), Greenwood Capital Limited Partnership (“Greenwood Capital”) and Greenwood Investors Limited Partnership (“Greenwood Investors”). Greenwood Capital and Greenwood Investors may be deemed to beneficially own 543,569 and 519,998 shares of Common Stock, respectively. Greenwood Capital and Greenwood Investments also may be deemed to beneficially own 2,917,500 shares of Common Stock issuable upon of warrants. The warrants may be exercised within 60 days of April 17, 2009 at a price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Greenwood Investments, as the general partner of both Greenwood Capital and Greenwood Investors, and Mr. Tannebaum, as the president of Greenwood Investments, may be deemed to beneficially own 3,974,057 shares of Common Stock. Mr. Tannenbaum, by virtue of his position as president of Greenwood Investments, has exercises sole investment and voting control over 3,974,057 shares of Common Stock. The business address of Mr. Tannenbaum, Greenwood Investments, Greenwood Capital and Greenwood Investors is 420 Boylston Street, 5th Floor, Boston, Massachusetts 02116.
(4)	Derived from a Schedule 13G filed by I-Flow Corporation on October 29, 2007. I-Flow Corporation is the beneficial owner of and exercises sole investment and voting control with respect to 2,789,203 shares of Common Stock. The business address of I-Flow Corporation is 20202 Windrow Drive, Lake Forest, California 92630.
(5)	Derived from Amendment No. 3 to Schedule 13G filed on February 17, 2009 by FMR LLC and Edward C. Johnson. Fidelity Management & Research Company, an investment advisor and wholly owned subsidiary of FMR LLC, may be deemed to beneficially own 2,668,300 shares of Common Stock in its capacity as investment advisor to various investment companies. Included in this amount are 178,200 shares of Common Stock issuable upon exercise of warrants. The warrants may be exercised within 60 days of April 17, 2009 at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Edward C. Johnson, the chairman of FMR LLC, and FMR LLC exercise investment control over the 2,668,300 shares of Common Stock beneficially owned by Fidelity Management & Research Company. The Board of Trustees of Fidelity Funds exercises voting control over the 2,668,300 shares of Common Stock beneficially owned by Fidelity Management & Research Company. The business address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(6)	Derived from Schedule 13G filed by Kleinheinz Capital Partners, Inc. (“Kleinheinz”), Kleinheinz Capital Partners LDC (“Kleinheinz LDC”) and John Kleinheinz on December 19, 2007. Kleinheinz, Kleinheinz LDC and John Kleinheinz may be deemed beneficial owners of 2,072,480 shares of Common Stock. This amount includes 500,000 shares of Common Stock issuable upon of warrants. The warrants may be exercised within 60 days of April 17, 2009 at a price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Kleinheinz, Kleinheinz LDC and John Kleinheinz, as the principal of Kleinheinz and Kleinheinz LDC, exercise voting and investment control over the 2,072,480 shares of Common Stock. The business address of Kleinheinz and John Kleinheinz is 201 Main Street, Suite 2001, Fort Worth, Texas 76102. The business address of Kleinheinz LDC is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, KYI-9002 Cayman Islands.
(7)	Derived from Amendment No. 2 to Schedule 13G filed on February 9, 2009 by Brian Taylor, Pine River Capital Management, L.P. and Nisswa Master Fund Ltd. Brian Taylor and Pine River Capital Management L.P. are the beneficial owners of, and share voting control and investment control with respect to, 1,727,500 shares of Common Stock. Nisswa Master Fund Ltd. is the beneficial owner of, and shares voting control and investment control, with respect to 1,462,500 of such shares. The business address of Brian Taylor and Nisswa Master Fund Ltd. is c/o Pine River Capital Management L.P., 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305. The business address of Pine River Capital Management, L.P. is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305.
(8)	Derived from Amendment No. 2 to Schedule 13D filed on February 13, 2009 by FTN Capital Markets. FTN Capital Markets is the beneficial owner of, and exercises sole voting and investment control with respect to, 1,671,946 shares of Common Stock. The business address of FTN Capital Markets is 1301 East Ninth Street, Cleveland, Ohio 44114.
(9)	Derived from Amendment No. 1 to Schedule 13G filed on February 19, 2009 by Ionic Capital Partners LP (“Ionic Partners”), Ionic Capital Management LLC (“Ionic Management”) and Ionic Capital Master Fund Ltd. (“Ionic Master Fund”). Ionic Master Fund may be deemed to beneficially own 1,272,694 shares of Common Stock. Ionic Management is the general partner of Ionic Master Fund. Ionic Partners is the investment advisor of Ionic Master Fund. Ionic Partners, Ionic Management and Ionic Master Fund exercise shared investment and voting control over the 1,272,694 shares of Common Stock. Ionic Partners and Ionic Management disclaim beneficial ownership over the 1,272,694 shares of Common Stock except to the extent of their pecuniary interest therein. The business address of Ionic Partners and Ionic Management is 366 Madison Avenue, 9th Floor, New York, New York 10017. The business address of Ionic Master Fund is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands.
(10)	Derived from a Schedule 13G filed on January 16, 2007 by Sowood Capital Management LP and Sowood Capital Management LLC. Sowood Capital Management LP and Sowood Capital Management LLC exercise shared voting control and investment control over 1,128,100 shares of Common Stock. Jeffrey B. Larson may be deemed to beneficially own the 1,128,100 shares of Common Stock because he may be deemed to control Sowood Capital Management LLC. Jeffrey B. Larson’s principal business address is 500 Boylston Street, 17th Floor, Boston, Massachusetts 02116. The business address of Sowood Capital Management LP and Sowood Capital Management LLC is 500 Boylston Street, 17th Floor, Boston, Massachusetts 02116.
(11)	Includes 1,195,858 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Includes 18,000 restricted shares of Common Stock issuable to Mr. McDevitt within 60 days of April 17, 2009. The business address of Mr. McDevitt is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(12)	Includes 75,000 shares of Common Stock issuable to Mr. Watkins upon exercise of a stock option within 60 days of April 17, 2009. The business address of Mr. Watkins is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(13)	Includes 10,000 shares of restricted stock issuable to Mr. LaVecchia within 60 days of April 17, 2009 pursuant to the terms of a restricted stock agreement between Mr. LaVecchia and the Company. The business address of Mr. LaVecchia is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.

(14)	Includes 71,429 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Includes 10,000 shares of restricted stock issuable to Mr. Voris within 60 days of April 17, 2009 pursuant to the terms of a restricted stock agreement between Mr. Voris and the Company. The business address of Mr. Voris is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(15)	Includes 72,000 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Includes 10,000 shares of restricted stock issuable to Mr. Yetter within 60 days of April 17, 2009 pursuant to the terms of a restricted stock agreement between Mr. Yetter and the Company. The business address of Mr. Yetter is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(16)	Includes 42,858 shares of Common Stock issuable upon exercise of warrants. The warrants are currently exercisable at an exercise price of $5.00 per share and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Mr. Millon exercises shared voting and investment control with respect to 257,092 shares of Common Stock held in the name of the Millon Family Trust of which Mr. Millon is a trustee. Includes 10,000 shares of restricted stock issuable to Mr. Millon within 60 days of April 17, 2009 pursuant to the terms of a restricted stock agreement between Mr. Millon and the Company. The business address of Mr. Millon is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(17)	Includes 20,000 shares of restricted stock issuable to Mr. Dreyer within 60 days of April 17, 2009 pursuant to the terms of a restricted stock agreement between Mr. Dreyer and the Company. The business address of Mr. Dreyer is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(18)	Includes 20,000 shares of restricted stock issuable to Dr. Freddo within 60 days of April 17, 2009 pursuant to the terms of a restricted stock agreement between Dr. Freddo and the Company. The business address of Dr. Freddo is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(19)	The business address of Mr. Whelan is c/o InfuSystem Holdings, Inc., 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071.
(20)	The Company’s directors are deemed to be the collective beneficial owners of 4,069,962 shares or 20% of the Company’s outstanding Common Stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s Board of Directors and Audit Committee are responsible for reviewing and approving all transactions involving the Company and “related parties” (generally, directors, executive officers and stockholders owning five percent or greater of the Company’s outstanding stock and their immediate family members). The Board of Directors and Audit Committee approve all related party transactions in advance. The Board of Directors and Audit Committee consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. No member of the Board of Directors or the Audit Committee will participate in any review, consideration or approval of any related party transaction with respect to which such member or any of his or her immediate family members is the related person. The Board of Directors and Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as determined in good faith. The Board of Directors and Audit Committee will review all related person transactions annually to determine whether it continues to be in the Company’s best interests.

Lease Agreements with Tu-Effs Limited Partnership

Steve Watkins, the Company’s Chief Executive Officer and a member of the Board of Directors, owns 5% of Tu-Effs Limited Partnership, the entity which owns the office and warehouse facilities currently leased by the Company. Rent expense for the leased premises for the year ended December 31, 2008 was $231,000 and the leases expire on June 30, 2009, unless renewed. The Company believes that the amounts paid by it pursuant to the lease agreements reflect the fair market value of the benefits received. The Company has decided not to renew its lease with Tu-Effs Limited Partnership.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2008. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Company’s financial statements. The Audit Committee is comprised of David Dreyer, Wayne Yetter and Jean-Pierre Millon, each of whom is an independent director as defined by the applicable SEC rules. The audit committee held eight meetings during the fiscal year ended December 31, 2008.

In fulfilling its responsibilities, the Audit Committee appointed independent registered public accounting firm Deloitte & Touche LLP for the fiscal year ended December 31, 2008. The Audit Committee reviewed and discussed with the independent registered public accounting firm the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent registered public accounting firm and with management the Company’s audited financial statements and the adequacy of the Company’s internal controls. The Audit Committee met with the independent registered public accounting firm, without management present, to discuss the results of the Company’s independent registered public accounting firm’s audits and the overall quality of the Company’s financial reporting. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee will continue its practice of recommending that the Board of Directors ask the stockholders, at their annual meeting, to ratify their appointment of the independent registered public accounting firm.

The Audit Committee monitored the independence and performance of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, as amended. The Company’s independent registered public accounting firm has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee regarding independence and the Audit Committee has discussed with the independent registered public accounting firm and management the independent registered public accounting firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

David Dreyer

Wayne Yetter

Jean-Pierre Millon

April 24, 2009

INDEPENDENT AUDITORS’ FEES

The following presents aggregate fees billed to the Company for the fiscal years ended December 31, 2008 and December 31, 2007 by Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

Audit Fees

There were $553,000 and $771,125 in audit fees billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2008 and 2007, respectively. These fees were for professional services rendered for audits of annual consolidated financial statements and for reviews of the Company’s quarterly reports on Form 10-Q and proxy statement.

Audit Related Fees

There were $22,463 in audit related fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2008. These fees were for professional services rendered in connection with performing a Sarbanes-Oxley information technology readiness assessment for the Company. There were no audit related fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2007.

Tax Fees

There were no tax fees billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2008 and 2007.

All Other Fees

There were no other fees billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2008 and 2007.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedure for pre-approving all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The policy requires pre-approval of all services rendered by the Company’s independent registered public accounting firm either as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case by case basis. All of the audit and non-audit services described herein were pre-approved by the Audit Committee.

The services provided for 2008 were 96.1% audit services and 3.9% audit related fees.

The services provided for 2007 were 100% audit services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received by it with respect to the fiscal year ended December 31, 2008, all reports were filed on a timely basis except for the reports by (i) Sean McDevitt, the Company’s Chairman of the Board of Directors with respect to his grant of 36,000 restricted shares of Common Stock by the Company on June 3, 2008 and his purchase of 2,000 shares of Common Stock in the open market on September 5, 2008 at a purchase price of $2.75 per share, (ii) Pat LaVecchia, a director of the Company, with respect to 257,091 shares of Common Stock granted to him by the Company on May 16, 2008, (iii) David Dreyer, a director of the Company, with respect to his grant of 40,000 shares by the Company on June 3, 2008, (iv) Steve Watkins, Chief Executive Officer and a director of the Company with respect to the Company’s withholding 15,400 shares of Common Stock on August 22, 2008 and 15,400 shares of Common Stock on November 21, 2008 in satisfaction of an income tax withholding obligation incident to the vesting of a restricted stock grant and (v) Sean Whelan, Chief Financial Officer of the Company with respect to the Company’s withholding 5,775 shares of Common Stock on August 22, 2008 and 5,775 shares of Common Stock on November 21, 2008 in satisfaction of an income tax withholding obligation incident to the vesting of a restricted stock grant.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL STOCKHOLDERS MEETING

Stockholder proposals to be considered for inclusion in the Company’s proxy statement and proxy card for the 2010 Annual Stockholders Meeting pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to the Company’s Secretary at the Company’s principal executive offices located at 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071 no later than December 26, 2009.

Stockholder proposals that are not made pursuant to Rule 14a-8 must comply with the advance notice provisions contained in the Company’s Amended and Restated Bylaws which provide that such proposals must be submitted in writing to the Company’s Secretary at the Company’s principal executive offices located at 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071 no earlier than December 26, 2009 and no later than January 25, 2010.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method is referred to as “householding” and can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company has delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received from impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310; or by telephone at 1-800-522-6645. If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank.

GENERAL

Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

A copy of the Company’s most recent Annual Report on Form 10-K is available on the Company’s website at www.infusystem.com or can be made available without charge upon written request to: InfuSystem Holdings, Inc. 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, Attn: Secretary.

OTHER INFORMATION

Proxies are being solicited by our Board of Directors. We will bear the costs of the solicitation of the proxies on behalf of the Board of Directors. Our directors, officers or employees may solicit proxies in person, or by mail, telephone, facsimile or electronic transmission. The costs associated with the solicitation of proxies will include the cost of preparing, printing, and mailing this Proxy Statement, the Notice and any other information we send to stockholders. In addition, we must pay banks, brokers, custodians and other persons representing beneficial owners of shares held in street name certain fees associated with:

•	Forwarding printed proxy materials by mail to beneficial owners; and

•	Obtaining beneficial owners’ voting instructions.

If you choose to access the proxy materials and/or vote on the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

BY ORDER OF THE BOARD OF DIRECTORS

Janet Skonieczny
Secretary
InfuSystem Holdings, Inc.

PROXY — INFUSYSTEM HOLDINGS, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING

FRIDAY, MAY 22, 2009

The undersigned hereby appoints Steve Watkins and Sean Whelan and each of them, as proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein to vote your shares of InfuSystem Holdings, Inc. Common Stock at the Annual Meeting of Stockholders of InfuSystem Holdings, Inc. to be held on Friday, May 22, 2009 at 1:00 p.m. (local time) at the offices of InfuSystem Holdings, Inc., located at 1551 East Lincoln Avenue, Suite 200, Madison Heights, Michigan 48071, and at any adjournments thereof upon matters set forth in the proxy statement, and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed on the reverse hereof by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR THE NOMINEES FOR DIRECTOR LISTED AND (II) FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS.

Please sign, date and return promptly in the enclosed envelope.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES

Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

Ù FOLD AND DETACH HERE Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

InfuSystem Holdings, Inc.	INTERNET http://www.proxyvoting.com/inhi Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
The Proxy Statement and 2008 Annual Report are available at: https://www.sendd.com/EZProxy/?project_id=284	To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Using a black ink pen mark your votes with an X as shown in this example. Please do not write outside the designated areas	Please mark your votes as indicated in this example	☒

Annual Meeting Proxy Card
The Board of Directors recommends a vote FOR the listed nominees.				The Board of Directors recommends a vote FOR the following proposal:

I. Election of Directors	FOR	WITHHOLD	*EXCEPTIONS	II. Issues	FOR	AGAINST	ABSTAIN

Nominees:	☐	☐	☐		☐	☐	☐
01 Sean McDevitt				Ratification of the appointment of Deloitte & Touche LLP as registered independent public accountants for the fiscal year ended December 31, 2009
02 Steve Watkins
03 John Voris
04 Pat LaVecchia
05 Wayne Yetter
06 Jean-Pierre Millon
07 David Dreyer
08 James Freddo

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

This section must be completed for your instructions to be executed. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Ù FOLD AND DETACH HERE Ù

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.